UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 31, 2022

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Aptose Biosciences Inc.

(Exact name of registrant as specified in its charter)

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Canada	001-32001	98-1136802
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

251 Consumers Road, Suite 1105

Toronto, Ontario Canada M2J 4R3

(Address of Principal Executive Offices) (Zip Code)

(647) 479-9828

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	APTO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 31, 2022, Aptose Biosciences Inc., or the “Corporation”, held its Annual General Meeting of Shareholders.  At the meeting, shareholders voted in favor of all items of business, as indicated below:

Proposal No. 1—Election of Directors

The Corporation’s shareholders voted to elect the following persons to the board of directors of the Corporation, each to serve until the 2022 Annual General Meeting:

Nominee	Votes For	% Votes For	Votes Withheld	% Votes Withheld	Broker Non-Votes
Ms. Carol G. Ashe	17,610,847	97.26	495,432	2.74	31,202,256
Dr. Denis Burger	17,742,804	97.99	363,475	2.01	31,202,256
Dr. Erich Platzer	17,727,289	97.91	378,990	2.09	31,202,256
Dr. William G. Rice	17,620,559	97.32	485,720	2.68	31,202,256
Dr. Mark D. Vincent	16,878,019	93.22	1,228,260	6.78	31,202,256
Mr. Warren Whitehead	17,729,501	97.92	376,778	2.08	31,202,256

Proposal No. 2—Appointment of Independent Registered Public Accounting Firm

The Corporation’s shareholders voted to approve the appointment of KPMG LLP as the independent registered public accounting firm of the Corporation until the next annual shareholders’ meeting or until a successor is named.

Votes For	% Votes For	Vote Against	% Votes Against	Abstain	Broker Non-Votes
47,107,992	95.54	2,038,623	4.13	161,920	0

Proposal No. 3—Resolution on amendment of the 2021 Stock Incentive Plan

The Corporation’s shareholders passed an ordinary resolution approving an amendment to the Corporation’s 2021 stock incentive plan to increase the number of shares available thereunder by 3,000,000.

Votes For	% Votes For	Vote Against	% Votes Against	Abstain	Broker Non-Votes
16,600,484	91.68	1,422,330	7.86	83,464	31,202,257

Proposal No. 4—Resolution on Compensation of Corporations Named Executive Officers

The Corporation’s shareholders passed an advisory (non-binding) resolution to approve the compensation of the Corporation’s named executive officers.

Votes For	% Votes For	Vote Against	% Votes Against	Abstain	Broker Non-Votes
16,902,574	93.35	1,031,978	5.70	171,727	31,202,256

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1. Press release, dated May 31, 2022

Exhibit 104   Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aptose Biosciences Inc.

Date: May 31, 2022	By:	/s/ William G. Rice, Ph.D.
William G. Rice, Ph.D.
Chairman, President and Chief Operating Officer